 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

Helios and Matheson Analytics Inc.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1.	Title of each class of securities to which transaction applies:

	2.	Aggregate number of securities to which transaction applies:

	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4.	Proposed maximum aggregate value of transaction:

	5.	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	1.	Amount previously paid:

	2.	Form, Schedule or Registration Statement No.:

	3.	Filing Party:

	4.	Date Filed:

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2018

HELIOS AND MATHESON ANALYTICS INC.

(Exact name of Registrant as specified in charter)

Delaware	0-22945	13-3169913
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

Empire State Building

350 5th Avenue

New York, New York 10118

(Address of principal executive offices)

Registrant’s telephone number, including area code: (212) 979-8228

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(e)-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01 OTHER EVENTS

This Current Report on Form 8-K is being filed by Helios and Matheson Analytics Inc. (the “Company”, “we”, “our” and “us”) to update and supplement the proxy statement sent to our stockholders on September 26, 2018 relating to the upcoming special meeting of stockholders scheduled for October 18, 2018 at 10:00 a.m. local time.

On October 15, 2018, we issued a press release announcing that Institutional Shareholder Services Inc. and Glass, Lewis & Co., LLC have both recommended that our stockholders vote “FOR” the proposed reverse stock split and the other proposal set forth in our proxy statement for the upcoming special meeting of stockholders scheduled for October 18, 2018 at 10:00 a.m. local time. Attached hereto as Exhibit 99.1, and incorporated herein by reference, is a copy of the press release.

Cancellation of June Notes and Reduction in Potential Dilution

As of October 4, 2018, all of the convertible notes we issued in June 2018 (the “June Notes”) have been cancelled. As disclosed in the proxy statement, over approximately 4.2 billion shares would have been issuable upon conversion of the June Notes, if we had obtained stockholder approval for the issuance of these shares. As a result of the cancellation of the June Notes, no shares are issuable, or required to be reserved for issuance, upon conversion of the June Notes.

Reduction in Number of Shares Required to be Reserved

In addition to the cancellation of the June Notes, the number of shares of our common stock required to be reserved for issuance under the remaining outstanding convertible notes we issued in November 2017 (the “November Notes”) and January 2018 (the “January Notes”) was reduced to 100% and 125%, respectively, of the maximum number of shares of our common stock issuable upon conversion of the November Notes and the January Notes.

As disclosed in the proxy statement, we were previously required to reserve approximately 5.3 billion shares of our common stock for issuance under the November Notes, the January Notes and the June Notes. As a result of the cancellation of the June Notes and the reduction of the reserve requirements under the November Notes and the January Notes, as of October 11, 2018, we are currently only required to reserve approximately 2.8 billion shares of our common stock for issuance under the November Notes and the January Notes.

As of October 11, 2018, the November Notes and the January Notes had an aggregate of approximately $18.9 million and $27.4 million, respectively, in restricted principal outstanding, and there is no unrestricted principal outstanding. All of the approximate 2.5 billion shares that are issuable under the November Notes and the January Notes represent shares issuable upon conversion of restricted principal under such Notes. The restricted principal may not, as of the date of this Form 8-K, be converted into any shares of our common stock. However, to the extent holders of the Notes provide additional payments to us under the corresponding investor notes, an amount equal to such payment will become unrestricted principal under the Notes that may be converted into our common stock at the election of the holders of the Notes. The number of shares issuable upon conversion of the November Notes and the January Notes is based on a current conversion price of $0.02 per share as of the date of this Form 8-K (subject to adjustment as provided in the November Notes and the January Notes).

As of October 14, 2018, approximately 1.5 billion shares of our common stock were outstanding and 20,500 shares of Preferred Stock were outstanding.

Increase in Fees of Proxy Solicitation Firm

We have retained the services of Georgeson LLC to assist in the solicitation of proxies at a cost of approximately $49,000, plus reimbursement of certain expenses.

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Supplemental Disclosures

The supplemental information contained in this Form 8-K should be read in conjunction with the proxy statement, which should be read in its entirety. If you have not already submitted a proxy for use at the special meeting since the distribution of the proxy statement, you are urged to do so promptly.

This Form 8-K does not affect the validity of any proxy card or voting instructions that stockholders may have previously received or delivered following the distribution of the proxy statement. If you have already submitted a proxy for use at the special meeting, subject to any rules your bank, broker or other nominee may have, you may change your proxy instructions at any time before your proxy is voted at the special meeting. You may change your voting instructions as follows:

●	Stockholders of record. If you are a stockholder of record, you may change your vote by (1) filing with our Secretary, prior to your shares being voted at the special meeting, a written notice of revocation or a duly executed proxy card, in either case dated later than the prior proxy relating to the same shares, or (2) attending the Special Meeting and voting in person (although attendance at the Special Meeting will not, by itself, revoke a proxy). Any written notice of revocation or subsequent proxy card must be received by our Secretary prior to the taking of the vote at the special meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to our Secretary at the special meeting or should be sent so as to be delivered, prior to the date of the special meeting, to our principal executive office, Empire State Building, 350 Fifth Avenue, Suite 7520, New York, New York 10118, Attention: Stuart Benson, Secretary.

●	Beneficial owners. If you are a beneficial owner of shares, you may change your vote (1) by submitting new voting instructions to your bank, broker or other nominee, or (2) if you have obtained, from the bank, broker or other nominee who holds your shares, a legal proxy giving you the right to vote the shares, by attending the special meeting and voting in person. Your bank, broker or other nominee can provide you with instructions on how to change your vote.

●	Via internet or by telephone. In addition, a stockholder of record or a beneficial owner who has voted via the internet or by telephone may also change his, her or its vote by making a subsequent and timely internet or telephone vote prior to the date of the special meeting.

No action is required by any stockholder who has previously delivered a proxy or voting instructions following the distribution of the definitive proxy statement and who does not wish to revoke or change that proxy or voting instructions.

Additional Information

The definitive proxy statement related to the Special Meeting was mailed to stockholders of record as of September 14, 2018. Stockholders may obtain free copies of the Company’s definitive proxy statement, any amendments to the proxy statement and its other filings with the SEC electronically by accessing the SEC’s home page at http://www.sec.gov. Copies can also be obtained, free of charge, upon written request to Helios and Matheson Analytics Inc., Empire State Building, 350 Fifth Avenue, Suite 7520, New York, New York 10118, Attention: Stuart Benson, Secretary.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN ITS ENTIRETY THE DEFINITIVE PROXY STATEMENT AND ANY AMENDMENTS FILED WITH THE SEC, AND OTHER RELEVANT MATERIALS, BECAUSE THEY DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY AND THE PROPOSED REVERSE STOCK SPLIT.

Participation in Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of the Company in connection with the special meeting. Information about those directors and executive officers of the Company, including their ownership of the Company’s securities, is set forth in the Company’s definitive proxy statement and its annual report on Form 10-K for the year ended December 31, 2017, which the Company filed with the SEC on April 17, 2018. Investors and security holders may obtain additional information regarding the direct and indirect interests of the Company and its directors and executive officers in the special meeting proposal by reading the proxy statement and other public filings referred to above.

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ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS

(d) Exhibits

Exhibit No.	Description
99.1*	Press Release issued on October 15, 2018

* Filed herewith.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELIOS AND MATHESON ANALYTICS INC.

Date: October 15, 2018	By:	/s/ Theodore Farnsworth
Theodore Farnsworth Chief Executive Officer

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Exhibit 99.1

HMNY Contact:

The Pollack PR Marketing Group

Stephanie Goldman/Mark Havenner, 310-556-4443

sgoldman@ppmgcorp.com / mhavenner@ppmgcorp.com

Leading Independent Proxy Advisory Firms ISS and Glass Lewis
Recommend Helios and Matheson Analytics Inc. Stockholders Vote

“FOR” the Proposed Reverse Stock Split and Related Proposal

NEW YORK, October 15, 2018 –– Helios and Matheson Analytics Inc. (NASDAQ: HMNY) (“Helios”) today announced that leading independent proxy advisory firms Institutional Shareholder Services Inc. (“ISS”) and Glass, Lewis & Co., LLC (“Glass Lewis”) have both recommended that Helios’s stockholders vote “FOR” the proposed reverse stock split and the other proposal set forth in Helios’s proxy statement for the upcoming special meeting of stockholders scheduled for October 18, 2018 at 10:00 a.m. local time.

ISS and Glass Lewis are widely recognized as leading independent voting and corporate governance advisory firms. Their analysis and recommendations are relied on by many major institutional investment firms, mutual funds and fiduciaries throughout North America.

In its report, ISS stated, among other things, that1: “A vote FOR [the proposal to approve the reverse stock split] is warranted given that the reverse stock split may enable Helios to maintain listing of its common stock on the Nasdaq Capital Market. Furthermore, the effective increase in the number of authorized shares would enable Helios to satisfy reserve requirements under certain convertible notes.” Also, in its report, Glass Lewis stated, among other things, that1: “We agree with the board that it is in the best interest of the Company to reduce the number of shares outstanding and thereby attempt to proportionally raise the per share price of the Company’s common stock.”

Helios presented the reverse stock split proposal to regain compliance with the Nasdaq Capital Market $1.00 minimum bid price requirement. If the proposal is not approved, Helios believes that its common stock will be subject to delisting from the Nasdaq Capital Market, which would adversely impact the liquidity and marketability of its common stock. Commenting on the proxy advisors’ recommendations, Theodore Farnsworth, Chief Executive Officer of Helios, stated: “The ISS and Glass Lewis recommendations are consistent with our view that maintaining Helios’s listing on Nasdaq is in the best interests of Helios and its stockholders.”

ISS and Glass Lewis are independent proxy advisory firms and do not have any business relationship with Helios. Helios did not engage or compensate either firm for their analysis or recommendations.

1 Permission to use quotation neither sought nor obtained.

Helios’s stockholders are urged to vote as ISS and Glass Lewis recommend by voting “FOR” the proposed reverse stock split and the other proposal set forth in the proxy statement dated September 26, 2018, a copy of which has been provided to Helios’s stockholders of record as of September 14, 2018. Stockholders with questions may contact Helios’s proxy solicitation firm, Georgeson LLC, at (888) 666-2594.

Stockholders who have already voted and want to change their vote can update their vote at any time – the most recently cast votes become what is recorded.

How to Vote

Whether you hold shares directly as the stockholder of record or you are a beneficial owner as of September 14, 2018, you may direct how your shares are voted without attending the special meeting. If you are a stockholder of record as of September 14, 2018, you may vote in-person at the special meeting or by proxy as follows:

●	Vote by Internet. You can vote via the internet at www.investorvote.com/HMNY or you may scan the QR code on the proxy card with your smartphone and, once you are at the website, follow the online instructions. You will need information from your proxy card to vote via the internet. Internet voting is available 24 hours a day. Proxies submitted by the internet must be received by 11:59 p.m. Eastern time on the day before the special meeting.

●	Vote by Telephone. You can vote by telephone by calling the toll-free telephone number 1-800-652-VOTE (8683). You will need your proxy card to vote by telephone. Telephone voting is available 24 hours a day. Proxies submitted by telephone must be received by 11:59 p.m. Eastern time on the day before the special meeting.

●	Vote by Mail. You can vote by marking, dating and signing your name exactly as it appears on the proxy card you received, and returning it in the postage-paid envelope provided. Please promptly mail your proxy card to ensure that it is received prior to the closing of the polls at the special meeting.

If your shares are held in the name of a bank, broker or other nominee, you should have received the proxy statement and voting instructions, which include the following, from your bank, broker or other nominee:

●	Vote by Internet. You can vote via the internet by following the instructions on the Voting Instruction Form provided to you. Once there, follow the online instructions. Internet voting is available 24 hours a day.

●	Vote by Telephone. You can vote by telephone by calling the number provided on your Voting Instruction Form. Telephone voting is available 24 hours a day.

●	Vote by Mail. You can vote by marking, dating and signing your name exactly as it appears on the Voting Instruction Form, and returning it in the postage-paid envelope provided. Please promptly mail your Voting Instruction Form to ensure that it is received prior to the closing of the polls at the special meeting.

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If you hold shares of Helios’s common stock in multiple accounts, you should vote your shares as described in each set of proxy materials you receive. Helios highly recommends stockholders vote electronically or by phone without delay. Please have your proxy card with you while voting.

Stockholders who still need assistance voting their shares, or have questions regarding the special meeting, please contact Helios’s proxy solicitation firm, Georgeson LLC, by telephone at (888) 666-2594.

Additional Information

The definitive proxy statement related to the Special Meeting was mailed to stockholders of record as of September 14, 2018. Stockholders may obtain free copies of Helios’s definitive proxy statement, any amendments to the proxy statement and its other filings with the Securities and Exchange Commission (the “SEC”) electronically by accessing the SEC’s home page at http://www.sec.gov. Copies can also be obtained, free of charge, upon written request to Helios and Matheson Analytics Inc., Empire State Building, 350 Fifth Avenue, Suite 7520, New York, New York 10118, Attention: Stuart Benson, Secretary.

BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, STOCKHOLDERS ARE URGED TO READ CAREFULLY AND IN ITS ENTIRETY THE DEFINITIVE PROXY STATEMENT AND ANY AMENDMENTS FILED WITH THE SEC, AND OTHER RELEVANT MATERIALS, BECAUSE THEY DO AND WILL CONTAIN IMPORTANT INFORMATION ABOUT HELIOS AND THE PROPOSED REVERSE STOCK SPLIT.

Participation in Solicitation

Helios and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the security holders of Helios in connection with the special meeting. Information about those directors and executive officers of Helios, including their ownership of Helios’s securities, is set forth in Helios’s definitive proxy statement and its annual report on Form 10-K for the year ended December 31, 2017, which Helios filed with the SEC on April 17, 2018. Investors and security holders may obtain additional information regarding the direct and indirect interests of Helios and its directors and executive officers in the special meeting proposal by reading the proxy statement and other public filings referred to above.

About Helios and Matheson Analytics

Helios and Matheson Analytics Inc. (NASDAQ: HMNY) is a provider of information technology services and solutions, offering a range of technology platforms focusing on big data, artificial intelligence, business intelligence, social listening and consumer-centric technology. Helios currently owns approximately 92% of the outstanding shares (excluding options and warrants) of MoviePass Inc., the nation’s premier movie-theater subscription service, 100% of the outstanding equity interests of MoviePass Ventures LLC, and 51% of the outstanding equity interests of MoviePass Films LLC. Helios’ holdings include RedZone Map™, a safety and navigation app for iOS and Android users, and a community-based ecosystem that features a socially empowered safety map app that enhances mobile GPS navigation using advanced proprietary technology. Helios also owns Moviefone, the entertainment information and marketing service which helps provide visitors with search and discovery. Helios is headquartered in New York, NY and listed on the Nasdaq Capital Market under the symbol HMNY. For more information, visit www.hmny.com.

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About MoviePass Inc.

MoviePass Inc. (“MoviePass”) is a marketing technology platform enhancing the exploration of film and the moviegoing experience. As the nation’s premier movie-theater subscription service, MoviePass provides film enthusiasts the ability to attend select movies in theaters. The service, now accepted at more than 91% of theaters across the United States, is the nation’s largest theater network. Visit us at moviepass.com.

Cautionary Statement on Forward-looking Information

Certain statements in this communication contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 or under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (collectively, “forward-looking statements”) that may not be based on historical fact, but instead relate to future events, including without limitation statements containing the words “believe”, “may”, “plan”, “will”, “estimate”, “continue”, “anticipate”, “intend”, “expect” and similar expressions. All statements other than statements of historical fact included in this communication are forward-looking statements.

Such forward-looking statements are based on a number of assumptions. Although Helios’ management believes that the assumptions made and expectations represented by such statements are reasonable, there can be no assurance that a forward-looking statement contained herein will prove to be accurate. Actual results and developments (including, without limitation, the ability of Helios to regain compliance with the Nasdaq rules through the proposed reverse stock split) may differ significantly from those expressed or implied by the forward-looking statements contained herein and even if such actual results and developments are realized or substantially realized, there can be no assurance that they will have the expected consequences or effects. Risk factors include, among other things: risks and uncertainties relating to plans for regaining compliance with the Nasdaq rules, including whether the proposed reverse stock split has the potential to increase the market price of the common stock of Helios so that Helios may be able to satisfy Nasdaq’s $1.00 minimum bid price requirement; the long- and near-term effect of the reverse stock split on the market price of the common stock of Helios and the total market capitalization of Helios; Helios’ capital requirements and whether or not it will be able to raise capital as needed; Helios’ ability to satisfy other Nasdaq listing criteria deficiencies; whether Nasdaq may conclude the delisting of Helios’s common stock is in the public interest; the ability to attract brokers and investors who do not trade in lower priced stocks; and the risk factors described in Helios’ Annual Report on Form 10-K for the fiscal year ended December 31, 2017, its quarterly report on Form 10-Q for the quarter ended June 30, 2018 and other filings, including subsequent current and periodic reports, information statements and registration statements filed with the SEC. You are cautioned to review such reports and other filings at www.sec.gov.

Given these risks, uncertainties and factors, you are cautioned not to place undue reliance on such forward-looking statements and information, which are qualified in their entirety by this cautionary statement. All forward-looking statements and information made herein are based on Helios’ current expectations and Helios does not undertake an obligation to revise or update such forward-looking statements and information to reflect subsequent events or circumstances, except as required by law.

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